UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2021

Automatic Data Processing, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-5397	22-1467904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

(973) 974-5000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value (voting)	ADP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of the Stockholders was held on November 10, 2021. There were present at the meeting, either in person or by proxy, holders of 367,480,483 shares of common stock. The final tabulation of the voting results for the election of directors and other proposals is set forth below.

Proposal 1 – Election of Directors

The following nominees were elected to the Company’s Board of Directors for the ensuing year. The votes cast for each nominee were as follows:

Nominee	For	Against	Abstained	Broker Non-Votes
Peter Bisson	322,687,339	1,152,844	408,859	43,231,441
Richard T. Clark	316,487,581	7,364,249	397,212	43,231,441
Linnie M. Haynesworth	322,092,948	1,747,886	408,208	43,231,441
John P. Jones	317,237,519	6,602,695	408,828	43,231,441
Francine S. Katsoudas	322,215,178	1,629,288	404,576	43,231,441
Nazzic S. Keene	322,079,095	1,763,032	406,915	43,231,441
Thomas J. Lynch	296,782,185	27,044,237	422,620	43,231,441
Scott F. Powers	321,664,029	2,179,862	405,151	43,231,441
William J. Ready	318,601,062	5,193,034	454,946	43,231,441
Carlos A. Rodriguez	322,356,608	1,532,509	359,925	43,231,441
Sandra S. Wijnberg	318,431,381	5,411,204	406,457	43,231,441

Proposal 2 – Advisory Vote on Company’s Executive Compensation

The proposal to approve, on an advisory basis, executive compensation of our Named Executive Officers was approved based upon the following vote:

For	Against	Abstained	Broker Non-Votes
266,230,747	45,293,010	12,725,285	43,231,441

Proposal 3 - Ratify the Appointment of the Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year that began on July 1, 2021 was approved based on the following vote:

For	Against	Abstained
349,243,082	16,681,319	1,556,082

Proposal 4 – Stockholder Proposal to Prepare a Report on Workforce Engagement in Governance

The stockholder proposal to prepare a report on workforce engagement in governance was not approved based upon the following vote:

For	Against	Abstained	Broker Non-Votes
15,189,892	307,226,569	1,832,581	43,231,441

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOMATIC DATA PROCESSING, INC.
(Registrant)

Date: November 16, 2021	By:	/s/ David Kwon
		Name:	David Kwon
		Title:	Vice President